UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 5, 2014
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East West Bancorp, Inc.
Current Report of Form 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2014, the Board of Directors of East West Bancorp, Inc. (“the Company”) appointed Molly Campbell to its Board of Directors.

Molly Campbell is Deputy Executive Director of the Port of Los Angeles.  She joined the Port of Los Angeles in 2000 and was appointed to her current position in 2007.  As a member of the executive team at the Port of Los Angeles, Molly has overall responsibility for finance, fiscal management, information technology, human resources, and facilities and assets.  Prior to her appointment as Deputy Executive Director, she held the position of CFO of the Port of Los Angeles and also previously served as Director of Public Finance for the City of Los Angeles. Molly is active in national and international port associations as well as locally serving as a member of the Planning Commission of the City of Long Beach.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2014

EAST WEST BANCORP, INC.

		By:	/s/ Douglas P. Krause
Douglas P. Krause, Esq.
Executive Vice President and General Counsel

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